Exhibit 10.9

LAGO EVERGREEN CREDIT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of December 17, 2024, is by and between LAGO Evergreen Credit, a Delaware statutory trust (the “Company”), and LAGO Asset Management, LLC (the “Purchaser”). The parties agree as follows:

1.	Sale and Purchase of Shares. The Company has been formed under the laws of the State of Delaware as a statutory trust and shall be governed by the Company’s agreement and declaration of trust and bylaws, both as amended from time to time. Subject to the terms and conditions hereof, the Company agrees to sell to Purchaser and Purchaser irrevocably subscribes for and agrees to purchase from the Company 1,000 shares of beneficial interest, par value $0.01 per share, of the Company (the “Shares”) at a price of $25.00 per Share (the “Purchase Price”). Subject to the terms and conditions hereof, Purchaser’s obligation to subscribe and pay for the Shares shall be complete and binding upon the execution and delivery of this Agreement.

2.	Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Company as follows:

a.	Purchaser executed and delivered this Agreement and, assuming that that this Agreement has been duly authorized, executed and delivered by the Company, constitutes the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms.

b.	Purchaser is an “accredited investor” (as defined in Rule 501(a) under the Securities Act). Purchaser is acquiring the Shares for his own account and for investment purposes and not with a view to distribution thereof or with any present intention of offering or selling the Shares in violation of the Securities Act. Purchaser acknowledges that the Shares have not been registered under the Securities Act or under the securities laws of various states, and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and any applicable state securities laws or an exemption from registration is available.

c.	Purchaser has had the opportunity to meet with representatives of the Company and to have them answer any questions regarding the terms and conditions of this particular investment, and all such questions have been answered to Purchaser’s full satisfaction. Purchaser has received all information regarding the financial condition and the proposed business and operations of the Company that Purchaser has requested in order to evaluate its investment in the Company.

3.	Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser that:

a.	The Company is duly formed, validly existing and in good standing under the laws of the State of Delaware. The Company has all corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered on behalf of the Company and, assuming that that this Agreement has been duly authorized, executed and delivered by Purchaser, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

b.	The issuance of the Shares have been duly authorized by all necessary corporate action and, upon receipt of the purchase price for the Shares and the issuance thereof in accordance with the terms of this Agreement, and the Shares will have been validly issued, fully paid and nonassessable.

4.	Amendments and Waivers. This Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Purchaser and the Company.

5.	Successors and Assigns. This Agreement may not be assigned without the consent of the non- assigning party. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

6.	Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, when delivered by facsimile or email and confirmed, or when mailed, first-class postage prepaid, (a) if to Purchaser, to Purchaser at the address (physical or electronic) or telecopy number set forth below Purchaser’s signature, or to such other address (physical or electronic) or telecopy number as Purchaser shall have furnished to the Company in writing, and (b) if to the Company, to the Company at the address (physical or electronic) or telecopy number set forth below the Company’s signature, or to such other address (physical or electronic) or telecopy number as Company shall have furnished to Purchaser in writing.

7.	Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT JURISDICTION WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES THEREOF.

8.	Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

9.	Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein.

10.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and in the year first above written.

LAGO EVERGREEN CREDIT

By:	/s/ Tim Gottfried
Name: Tim Gottfried
Title: Sole Trustee

PURCHASER

By:	/s/ Tim Gottfried
Name: Tim Gottfried
Title: Senior Managing Member